UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2001

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of May 2001 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 40 thereof, entered into various agreements relating to Meadowside Associates, a New York limited partnership (the "Operating Partnership") on behalf of Series 40 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of May 2001 (the "Operating Partnership Agreement"), pursuant to which Series 40 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 40 unit apartment complex for families located at Penn Yan (Milo) in Yates County, New York, which is known as Meadowside Apartments (the "Apartment Complex"). The Apartment Complex consists of 1 building containing 20 one-bedroom units and 20 two-bedroom units. Amenities include thru-wall air conditioning, dishwasher, garbage disposal, walk-in closets, patios, balconies, elevators, central laundry, recreation room, tot lot, and intercom at entry vestibule. Construction of the Apartment Complex commenced in May 2001 and was completed in December 2001. 100% Occupancy was achieved February 2002.

The Operating Partnership received permanent financing in the amount of $531,500 (the "First Permanent Mortgage") from The United States Department of Agriculture - Rural Development and $1,050,000 (the "Second Permanent Mortgage") from the New York State Housing Trust Fund, respectively. The First Permanent Mortgage is expected to bear interest at 6.125% per annum payable over a 50-year amortization period and a 30-year term. The Second Permanent Mortgage is expected to bear interest at 1% per annum payable over a 30 year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Conifer Realty, (the "General Partner"). The principal of the General Partner is Stuben Churchpeople.

Series 40 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,772,014 to the Operating Partnership in 7 installments as follows:

    $177,201 (the "First Installment") on the latest to occur of (i) Tax Credit Set-Aside, (ii) Construction Mortgage Closing, (iii) Permanent Mortgage Commitment or (iv) the Admission Date;
    $354,403 (the "Second Installment") on the later of (i) 20% Completion or (ii) Due Diligence Compliance;
    $354,403 (the "Third Installment") on 40% Completion;
    $354,403 (the "Fourth Installment") on 60% Completion;
    $265,802 (the 'Fifth Installment") on 80% Completion;
    $177,201 (the "Sixth Installment") on the latest to occur of (i) the Completion Date, (ii) Cost Certification, (iii) endorsement to the owner's title insurance policy referred to in Section 5.1(b) in form and substance satisfactory to the Investment Member, or (iv) receipt of the Contractor Payment Letter; and
    $88,601 (the "Seventh Installment" or the "Final Installment") on the latest of (i) Initial 100% Occupancy Date, (ii) Permanent Mortgage Commencement, (iii) Breakeven Point or (iv) State Designation.

All Installments have been paid by Series 40.

The total Capital Contribution of Series 40 to the Operating Partnership is based on the Operating Partnership receiving $1,136,023 in Tax Credits during the 10-year period commencing in 2002 of which 99.99% ($1,135,910) will be allocated to Series 40 as the Investment Limited Partner of the Operating Partnership.

Series 40 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	80%	80%
Investment Limited Partner**	99.99%	19.999%	20%
Special Limited Partner	0%	0.001%	0%

* Investment Limited Partner's 99.99% ownership percentage of Profits, Losses and Tax Credits from Normal Operations is split between Series 40 with 49.995% and Series 41 with 49.995%.

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 40.

Series 40 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2002 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $3,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 6.12(b) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2002 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $3,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 6.12(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $381,591. The Development Fee, in which $82,337 shall be deferred, shall be due and payable only in accordance with Section 6.12(c) of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable December 31, 2012 from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: June 3, 2003

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President